Exhibit 99.1
                                                                   ------------


                             Joint Filer Information
                             -----------------------

Name and Address of Reporting Person:                Phlcorp, Inc.
                                                     529 East South Temple
                                                     Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:            AmeriCredit Corp.
                                                     (ACF)

Relationship of Joint Filer to Issuer:               10% Owner (1)

Date of Event Requiring Statement:                   March 27, 2009

Designated Filer: Leucadia National Corporation





Signature:

PHLCORP, INC.

By: /s/ Joseph A.Orlando
    -------------------------------
    Name: Joseph A.Orlando
    Title: Vice President


Dated:   March 30, 2009


    (1) Reflects 32,940,440 shares of AmeriCredit common stock directly owned by BEI-Longhorn, LLC ("BEI-Longhorn"), and indirectly owned by BEI Arch Holdings, LLC ("BEI Arch"), Baldwin Enterprises, Inc. ("Baldwin"), Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). BEI-Longhorn is a wholly-owned subsidiary of BEI Arch, BEI Arch is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia.

                            Joint Filer Information
                            -----------------------


Name and Address of Reporting Person:                Baldwin Enterprises, Inc.
                                                     529 East South Temple
                                                     Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:            AmeriCredit Corp.
                                                     (ACF)

Relationship of Joint Filer to Issuer:               10% Owner (1)

Date of Event Requiring Statement:                   March 27, 2009

Designated Filer: Leucadia National Corporation




Signature:

BALDWIN ENTERPRISES, INC.

By: /s/ Joseph A.Orlando
    -------------------------------
    Name: Joseph A.Orlando
    Title: Vice President


Dated:   March 30, 2009


    (1) Reflects 32,940,440 shares of AmeriCredit common stock directly owned by BEI-Longhorn, LLC ("BEI-Longhorn"), and indirectly owned by BEI Arch Holdings, LLC ("BEI Arch"), Baldwin Enterprises, Inc. ("Baldwin"), Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). BEI-Longhorn is a wholly-owned subsidiary of BEI Arch, BEI Arch is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia.

                             Joint Filer Information
                             -----------------------



Name and Address of Reporting Person:                BEI Arch Holdings, LLC
                                                     529 East South Temple
                                                     Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:            AmeriCredit Corp.
                                                     (ACF)

Relationship of Joint Filer to Issuer:               10% Owner (1)

Date of Event Requiring Statement:                   March 27, 2009

Designated Filer: Leucadia National Corporation




BEI ARCH HOLDINGS, LLC

By: /s/ Joseph A.Orlando
    -------------------------------
    Name: Joseph A.Orlando
    Title: Vice President


Dated:   March 30, 2009


    (1) Reflects 32,940,440 shares of AmeriCredit common stock directly owned by BEI-Longhorn, LLC ("BEI-Longhorn"), and indirectly owned by BEI Arch Holdings, LLC ("BEI Arch"), Baldwin Enterprises, Inc. ("Baldwin"), Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). BEI-Longhorn is a wholly-owned subsidiary of BEI Arch, BEI Arch is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia.

                             Joint Filer Information
                             -----------------------



Name and Address of Reporting Person:                BEI-Longhorn, LLC
                                                     529 East South Temple
                                                     Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:            AmeriCredit Corp.
                                                     (ACF)

Relationship of Joint Filer to Issuer:               10% Owner (1)

Date of Event Requiring Statement:                   March 27, 2009

Designated Filer: Leucadia National Corporation



Signature:

BEI-LONGHORN, LLC

By: /s/ Joseph A.Orlando
    -------------------------------
    Name: Joseph A.Orlando
    Title: Vice President


Dated:   March 30, 2009


    (1) Reflects 32,940,440 shares of AmeriCredit common stock directly owned by BEI-Longhorn, LLC ("BEI-Longhorn"), and indirectly owned by BEI Arch Holdings, LLC ("BEI Arch"), Baldwin Enterprises, Inc. ("Baldwin"), Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). BEI-Longhorn is a wholly-owned subsidiary of BEI Arch, BEI Arch is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia.